                                                                  Exhibit 10.8.7


MINISTERIO DE ENERGIA Y MINAS
                                           Lima,           21 OCT. 1997

          OFICIO N0 12.23-97-EM/DGM

Senor
Ing. JORGE MERINO TAFUR
Gerente General
EMPRESA METALURGICA LA OROYA S.A.. (METALOROYA S.A.)

                  Asunto           Remite Contrato de Estabilidad
                                   Administrativa Ambiental
                  Referencia       Recurso No 1152487 del 19-09-97

                  Tengo el agrado de dirigirme a usted, para remitirle adjunto al presente el Contrato de Estabilidad Administrativa Ambiental suscrito entre el Estado Peruano y la Empresa Metalurgica La Oroya S.A., de acuerdo al Articulo 18o del Reglamento del Titulo Decimo Quinto del Texto Unico Ordenado de la Ley General de Mineria, aprobado por Decreto Supremo No 016-93-EM.

                  Hago propicia la ocasion, para expresarle las seguridades de mi especial consideracion y estima personal.

                                  Atentamente,

                                   [ILLEGIBLE]
                                   -----------
                                   [ILLEGIBLE]
                           Director General de Mineria

Senor Notario:

                  Sirvase Usted extender en su Registro de Escrituras Publicas, El Contrato de Estabilidad Administrativa Ambiental que celebran de una parte el Ministerio de Energia y Minas en representacion del Estado Peruano, debidamente representado por el Senor Vice Ministro de Minas Ing. Juan MENDOZA MARSANO, identificado con Libreta Electoral N0 09179432, autorizado por Resolucion Ministerial No 292-97-EMI/VMM de fecha 7 de Julio de 1997, y de la otra parte, la Empresa METALURGICA LA OROYA S.A., titular de actividad minera, con Registro Unico de Contribuyente numero 33526610, sociedad existente y constituida de acuerdo con las leyes de la Republica del Peru, inscrita en el Asiento 1 de la Ficha No 040367, del Libro de Sociedades del Registro Publico de Mineria, domiciliada en Av. Javier Prado Este No 2175, San Borja, a quien en adelante se le denominara "E1 Titular", debidamente representada por su Gerente General Ing. Jorge MERINO TAFUR, identificado con Libreta Electoral N0 07341351 segun poder que Usted Senor Notario se servira insertar, en los terminos y condiciones siguientes:

            CLAUSULA PRIMERA - ANTECEDENTES

            1.1. Las Normas de Proteccion del Ambiente establecidas en el Codigo del Medio Ambiente, y los Recursos Naturales, asi como las relacionadas con la Actividad Minero - Metalurgica contenidas en la Ley General de Mineria y sus reglamentos aprobados por los Decretos Supremos Nos 016-93-EM y 059-93-EM, Resoluciones Ministeriales Nos 011-96-EM/VMM y 315-96-EM/VMM, concordantes con el Decreto Ley No 25763, su Reglamento Decreto Supremo No 012-93-EM y sus modificatorias Decretos Supremos Nos 036-93-EM y 058-93-EM, establecen que el Ministerio de Energia y Minas es el encargado de fijar la politica de proteccion del ambiente en la actividad minero-metalurgica.

            1.2 Por Decreto Legislativo No 674 del 25 de Setiembre de 1991, se declaro de interes nacional la Promocion de la Inversion Privada en las empresas que conforman la Actividad Empresarial del Estado.

            1.3 Mediante Resolucion Suprema No 102-92-PCM se ratifica el acuerdo adoptado por la Comision de Promocion de la Inversion Privada (COPRl) conforme al cual se aprueba el nuevo Plan de Promocion de la inversion privada a que se refiere el Decreto Legislativo No 674.

            1.4 Por Resolucion Suprema No 016-96-PCM se ratifica el acuerdo adoptado por COPRI conforme al cual se aprueba el nuevo Plan de promocion de la Inversion Privada en relacion a CENTROMIN PERU S.A.

            1.5 Por acuerdo de COPRI tomado en sesion del 17 de Abril de 1996, se autorizo la constitucion de empresas en base a las unidades operativas de CENTROMIN, de conformidad con el articulo 10o del Decreto Legislativo Numero 674.

            1.6 Dentro del contexto expresado se constituyo la Empresa Metalurgica La Oroya S.A.- denominada tambien METALOROYA S.A., sobre la base de la Unidad de Produccion de La Oroya, cuyas acciones son integramente de propiedad de CENTROMIN y cuyo objeto social consiste principalmente, en el ejercicio de todas las actividades propias de la industria minero metalurgica.

      1.7 CENTROMIN PERU S.A. transferira a la Empresa Metalurgica La Oroya S.A.-METALOROYA S.A., a la suscripcion del contrato de transferencia de acciones entre CENTROMIN PERU S.A. y DOE RUN PERU S.R.Ltda, ganador de la Buena - Pro en el Concurso PRI - 16 - 97, las operaciones de la ex-Unidad de Produccion La Oroya. METALOROYA S.A., asumira la responsabilidad sobre asuntos ambientales derivados de estas operaciones, por las concesiones mineras y de beneficio que le sean cedidas.

            1.8 Mediante Resolucion Directoral No 017-97-EM-DGM, de fecha 13 de Enero de 1997 la Direccion General de Mineria aprobo el Programa de Adecuacion y Manejo Ambiental de la Unidad Operativa de La Oroya, cuya reprogramacion ha sido aprobada por Resolucion Directoral No 325-97-EM/DGM del 06 de Octubre de 1997.

            1.9 CENTROMIN PERU S.A. con recurso No 1152485 del 19 de
Setiembre de 1997, solicito a la Direccion General de Mineria la division del PAMA de la Unidad de Produccion LA OROYA, la que se aprobo mediante Resolucion Directoral No 334-97-EM/DGM, del 16 de Octubre de 1997, correspondiendole a
"El Titular" ejecutar el Plan y Cronograma de Inversiones incluidos en el Anexo No 2 que se circunscribe a las concesiones mineras y de beneficio senaladas en el Anexo No 1. Los Anexos mencionados, en adelante "EL RAMA", forman parte integrante del presente contrato.

            1.10 Por Recurso No 1 152487 de fecha 19 de Setiembre de 1997
"El Titular" de acuerdo con lo dispuesto por los Articulos 4o y 18o del Decreto Supremo No 016-93-EM, solicito ante el Ministerio de Energia y Minas se le otorgue la Garantia de Estabilidad Administrativa Ambiental, en relacion a "EL PAMA".

            1.11 El PAMA elaborado, entre sus objetivos establece acciones para mitigar y prevenir el deterioro ambiental causado por las operaciones minero metalurgicas de la Unidad Metalurgica LA OROYA, e incluye el cronograma de ejecucion de las inversiones sobre las medidas a ejecutar para la mitigacion de los impactos ambientales identificados.

            CLAUSULA SEGUNDA - OBJETO DEL CONTRATO

            El objeto del presente contrato es garantizar a "El Titular" estabilidad administrativa ambiental para los trabajos de solucion de problemas ambientales comprendidos en "EL PAMA" de tal forma que los posibles cambios en las normas y niveles maximos permisibles, no los afecten negativamente durante la vigencia del presente contrato.

            CLAUSULA TERCERA.- VIGENCIA DEL CONTRATO

            El presente Contrato entrara en vigencia en la fecha de su suscripcion por las partes, debiendo culminar en el plazo de diez anos desde la aprobacion del PAMA.

            CLAUSULA CUARTA.- DE LAS GARANTIAS CONTRACTUALES.

            4.1 Los niveles maximos permisibles son los determinados en el Anexo No 2 de a Resolucion Ministerial No 011-96-EM/VMM y Resolucion
Ministerial No 315-96-EM/VMM los que se encuentran vigentes a la suscripcion del presente contrato. Estos niveles no estaran sujetos a modificacion durante el plazo de vigencia del contrato.

            4.2 Quedara entendido que las referencias a leyes, decretos legislativos, decretos leyes, decretos supremos y otras disposiciones legales en el presente instrumento, han sido cumplidos de acuerdo con los textos existentes a la fecha de la aprobacion de "EL PAMA"; y no interferiran, limitaran ni reduciran los derechos de "El Titular" de gozar de todos los beneficios dispuestos por la legislacion vigente en la fecha de aprobacion de "EL PAMA", para cuyo efecto el presente contrato constituye una garantia; ni queda exento de cumplir con las obligaciones establecidas en la legislacion vigente aplicable en la fecha de aprobacion de "EL PAMA" o en otras disposiciones aprobadas posteriormente siempre que las mismas no se opongan a las garantias otorgadas por el presente.

            CLAUSULA QUINTA.- OBLIGACIONES DEL TITULAR

            "El Titular" esta obligado a realizar durante la vigencia de "EL PAMA", el programa de monitoreo operacional, cuyos resultados debera reportar al Ministerio de Energia y Minas en concordancia con las Resoluciones Ministeriales Nos 0l1-96-EMIVMM y 315-96-EM/VMM.

            CLAUSULA SEXTA.- DEL PAMA Y SU PLAZO DE EJECUCION

            6.1 El plazo de ejecucion de "EL PAMA' es de diez anos, que vencera el 13 de Enero del 2006.

            6.2 El Plan de Inversiones incluido en EL RAMA' referido en el Articulo 18o del Decreto Supremo No 016-93-EM. comprende en detalle las obras y adquisiciones necesarias para la puesta en marcha de los proyectos.

            6.3 Las metas, los principales controles ambientales, obras de mitigacion ambiental y labores contenidas en el Plan de Inversiones de "EL PAMA" figuran en el Anexo 2, que forma parte integrante del presente contrato.

            CLAUSULA SEPTIMA.- DE LA MODIFICACION DEL PAMA

            "EL PAMA", podra ser modificado en concordancia con lo especificado en el Articulo 17o del Decreto Supremo No 016-93-EM

            CLAUSULA OCTAVA.- DE LA TRANSFERENCIA O CESION

            Este contrato podra ser objeto de cesion, adjudicacion, aporte u otro modo de transferencia o adjudicacion, con consentimiento previo y expreso del Estado. Para el consentimiento que otorgue el Estado, bastara la suscripcion de la correspondiente minuta y escritura publica.

            CLAUSULA NOVENA.- DEL CASO FORTUITO O FUERZA MAYOR.

            En concordancia con el Articulo 1315o del Codigo Civil, si por causas de caso fortuito o fuerza mayor, se impidiera cumplir o se demorase el cumplimiento de las obligaciones previstas en la ejecucion de "EL PAMA", dicho impedimento o demora no constituira incumplimiento del contrato y el plazo para cualquier obligacion prevista en "EL PAMA" o en el presente instrumento, sera extendido por el tiempo correspondiente al periodo o periodos durante los cuales "El Titular" haya estado impedido de cumplir o haya demorado sus obligaciones contractuales como consecuencia de las razones especificadas en la presente clausula.

            "El Titular" dara aviso en el dia que empezo el acontecimiento a la Direccion General de Mineria, acreditando los hechos acompanado de un informe de su auditor ambiental, dentro de los cinco dias siguientes al acontecimiento.

            CLAUSULA DECIMA .- GASTOS

            Todos los gastos relacionados con el perfeccionamiento e inscripcion en el Registro Publico de Mineria de este contrato seran de cargo exclusivo de "El Titular", incluyendo un juego del testimonio para la Direccion General de Mineria y una copia simple para la Direccion General de Asuntos Ambientales.

            CLAUSULA DECIMO PRIMERA.- RESOLUCION DEL CONTRATO

            Es causal de resolucion del presente contrato, la omision de cumplir con "EL PAMA" dentro del plazo senalado en el numeral 6.1 de la Clausula Sexta, salvo por causas de fuerza mayor o caso fortuito.

CLAUSULA DECIMO SEGUNDA.- DOMICILIO

            Para los efectos de este contrato y de toda notificacion judicial o extrajudicial que se le dirija, el titular senala como su domicilio el que figura en la introduccion de este instrumento. Todo cambio debera ser comunicado a la Direccion General de Mineria a traves de Carta Notarial.

            Agregue Usted Senor Notario las clausulas de Ley y pase los partes respectivos al Registro Publico de Mineria para su inscripcion.

            Firman las partes, en senal de expresa aceptacion del contenido de los terminos y condiciones del presente contrato, por triplicado a los .17 dias del mes de Octubre de 1997.

            [ILLEGIBLE]                       [ILLEGIBLE]
            -----------                       -----------
             EL ESTADO                        EL TITULAR

            Ing. JUAN MENDOZA M
            Vice Ministro de Minas

ANEXO No 1

                                 METALOROYA S.A.

                               CONCESIONES MINERAS

================================================================================
NOMBRE                      INSCRIPCION EN REGISTRO PUBLICO DE MINERIA
                            ====================================================
                                    FICHA               ASIENTO
================================================================================
La Oroya - 1                        11030                  01
--------------------------------------------------------------------------------
La Oroya - 2                        11031                  01
--------------------------------------------------------------------------------
La Oroya - 3                        11032                  01
--------------------------------------------------------------------------------
La Oroya - 4                        11033                  01
--------------------------------------------------------------------------------
La Oroya - 5                        11034                  01
--------------------------------------------------------------------------------
La Oroya - 7                        12333                  01
--------------------------------------------------------------------------------
Cerro de Pasco Seis                 11090                  01
================================================================================


                            CONCESSIONES DE BENEFICIO

================================================================================
NOMBRE                      INSCRIPCION EN REGISTRO PUBLICO DE MINERIA
                            ====================================================
                                    FICHA               ASIENTO
================================================================================
Complejo Metalurgico La Oroya
--------------------------------------------------------------------------------
Refineria 1 (Fundicion)             011135                 001
--------------------------------------------------------------------------------
Refineria 2 (Refineria de
  Cu y Pb)
================================================================================

ANEXO No 2

                                 CUADRO No 1

                               PLAN DE INVERSIONES

                  COMPLEJO METALURGICO DE LA OROYA (METALOROYA)

====================================================================================================================================
PROYECTO                             METAS                                              PRINCIPALES CONTROLES AMBIENTALES/OBRAS
                                                                                        DE MITIGACION
====================================================================================================================================
Nuevas Plantas de Acido Sulfurico    Fijar el SO(2) de las emisiones producto de        Se instalaran 2 plantas de plantas de
                                     las operaciones metalurgicas y alcanzar los        acido sulfurico: Planta de acido de
                                     niveles maximos permisibles                        la fundicion de Cu de 235,000 T/ano

                                                                                        Planta de acido de la fundicion de Pb
                                                                                        / circuito de Zn de 270,000 T/ano

                                                                                        Resultados de la mitigacion:

                                                                                        Se fijara como minimo el 83% del SO(2)
                                                                                        generado Para el ingreso de 515 T/dia
                                                                                        (188,261 T/ano) de azufre se emitira
                                                                                        al medio ambiente 110 T/dia de So(2)
                                                                                        Respecto a la calidad de aire la
                                                                                        concentracion diaria de SO(2) estara
                                                                                        por debajo de 572 ug/m3 y la emision
                                                                                        de material particulado por debajo
                                                                                        de 100 mg/m(3) cumpliendo asi, lo
                                                                                        dispuesto en la R.M. No
                                                                                        315-96-EM//VMM.
====================================================================================================================================
Planta de tratamiento de agua        Tratar las soluciones acido ferrosas de la         Proceso de predilucion, intercambio
madre de la Refineria de Cobre       refineria de cobre que se descargan al rio         ionico/electrowining (SX-EW),
                                     Yauli y obener una solucion neutralizada           neutralizacion
                                     apta para reciclar y/o descartar previa
                                     recuperacion del niquel y purificar la
                                     solucion Raff para obtener un efluente
                                     final con contenidos de impurezas por
                                     debajo de los limites maximos permisibles
                                     establecidos por el M.E.M.
====================================================================================================================================
Muro de contencion para los lodos    Instalar un muro de concreto para almacenar        Recuperar las soluciones acidas y
de plomo en la Planta Zileret -      los lodos de plomo descargados de la unidad        recircularlas al circuito de
Division de zinc(*)                  de hidrometalurgia de la planta Zileret.           lixiviacion acida de la unidad
                                                                                        hidrometalurgia.
====================================================================================================================================

Viene...

------------------------------------------------------------------------------------------------------------------
             PROYECTO                                 METAS                         PRINCIPALES CONTROLES
                                                                               AMBIENTALES/ OBRAS DE MITIGACION
==================================================================================================================
Planta de tratamiento de                Obtener un efluente hacia el rio       Implementacion de una planta de
efluentes liquidos Industriales         Mantaro con contenidos de              tratamiento de efluentes, con
de fundicion y refineria - La           elementos contaminantes segun          capacidad de tratamiento de
Oroya                                   los niveles maximos permisibles        9m^3/min. y un proceso de
                                        (R.M. No 011-96-EM/VMM) para la        neutralizacion y precipitacion
                                        actividad minero - metalurgicos.       con floculante. R.M. No
                                                                               011-96-EM/VMM.
------------------------------------------------------------------------------------------------------------------
Recirculacion del agua utilizada        Eiminar la contaminacion del rio       Utilizar las aguas de
en la Iranulacion de speiss del         Mantaro por sustancias                 granulacion de speiss en
horno de Espumaje-Fundicion de          contaminantes y solidos en             circuito cerrado.
Plomo.                                  suspension en las aguas de
                                        granulacion de speiss.
------------------------------------------------------------------------------------------------------------------
Nuevo sistema de lavado de anodos       Eliminar la contaminacion del          Optimizar el consumo de agua
- Refineria de Zinc                     rio Mantaro.                           mediante automatizacion del
                                                                               lavado de anodos.
                                                                               El volumen residual sera
                                                                               tratado en la planta de
                                                                               tratamiento de efluentes
                                                                               liquidos industriales.
------------------------------------------------------------------------------------------------------------------
Manejo y disposicion de las             Eliminar la contaminacion del          Se instalaran 2 desaguadores
escorias de cobre y plomo               rio Mantaro por sustancias             rotatorios tipo IBA, sistemas
                                        contaminantes y solidos en             nuevos de granulacion,
                                        suspension en las aguas de             recirculacion de agua de
                                        granulacion de escorias de cobre       granulacion y transporte.
                                        y plomo                                Con esta implementacion se
                                                                               elimina la evacuacion de las
                                                                               aguas de granulacion y se
                                                                               evitaran las perdidas de
                                                                               escorias al rio Mantaro.
------------------------------------------------------------------------------------------------------------------
Nuevo deposito de escorias de           Preparar un nuevo deposito a 9         Minimizar la contaminacion
Cobre y Plomo (Cochabamba)              Km. de La Oroya camino a               hacia el rio Mantaro de acuerdo
                                        Huancayo en la margen izquierda        a las normas ambientales
                                        del rio Mantaro.                       vigentes
------------------------------------------------------------------------------------------------------------------
Nuevo Deposito de Trioxido de           Construccion de un nuevo               Consiste de un sistema
Arsenico                                deposito con tecnologia de             compuesto de forrado de fondo
                                        avanzada y que se ajuste a las         de los depositos, una cubierta
                                        normas de control ambiental.           compuesta y un sistema de
                                                                               deteccion y monitoreo de lixiviado,
                                                                               disenados para controlar la
                                                                               liberacion de contaminantes en el
                                                                               medio ambiente y control del
                                                                               potencial de exposicion del
                                                                               publico.
                                                                               La calidad de aire del medio
                                                                               ambiente como del agua que
                                                                               discurre al rio Mantaro, estaran
                                                                               acorde a los niveles maximos
                                                                               permisibles establecidos por el
                                                                               Ministerio de Energia y Minas.
------------------------------------------------------------------------------------------------------------------

[Illegible stamps]                                                        Van...

Viene...

-----------------------------------------------------------------------------------------------------------------
             PROYECTO                               METAS                        PRINCIPALES CONTROLES
                                                                            AMBIENTALES/ OBRAS DE MITIGACION
=================================================================================================================
Tratamiento de aguas servidas y       Ejecucion de obras, adquisicion       Instalacion de dos plantas de
disposicion de basura en La Oroya.    e instalacion de equipo para el       tratamiento de aguas servidas,
                                      tratamiento de aguas servidas y       una en Chulec y la otra en
                                      deposicion de basura de las           Sudete para tener un efluente
                                      zonas de vivienda dependiente de      de solo 30ppm de DBO y 40 ppm
                                      CENTROMIN PERU S.A.                   de solidos suspendidos.
                                                                            Disponer de una planta de
                                                                            disposicion final bajo las tecnicas
                                                                            de un relleno sanitario eliminando
                                                                            la contaminacion al rio Mantaro.
-----------------------------------------------------------------------------------------------------------------

[Illegible]

Nota:
(*) Inversiones consideradas en continuidad operativa y mejoras de proceso, iniciadas por CENTROMIN PERU S.A., y seran continuadas por METALOROYA S.A.

[Illegible stamps]

ANEXO No 2

                                  CUADRO No 2

 CRONOGRAMA DE INVERSIONES DEL PROGRAMA DE ADECUACION Y MANEJO AMBIENTAL (PAMA)

               COMPLEJO METALURGICO DE LA OROYA - METALOROYA S.A.

-----------------------------------------------------------------------------------------------------------------------------------
                           No                                                                                               TOTAL
       PROYECTOS          Proy.   1997    1998    1999     2000    2001     2002     2003     2004     2005     2006      Miles US$
-----------------------------------------------------------------------------------------------------------------------------------
CIRCUITO DE COBRE:
Nueva Planta de Acido
  Sulfurico                 1                                                       3,800    2,775    16,200   18,425       41,200
CIRCUITO DE PLOMO:
Nueva Planta de Acido
  Sulfurico                 1                                                                         22,500                22,500
CIRCUITO DE ZINC:
Nueva Planta de Acido
  Sulfurico                 1                                                                                  26,300       26,300
EFLUENTES LIQ.
INDUSTRIALES:
Planta de tratamiento
  de agua madre de la
  Ref. De Cobre             5                      500                                                                         500
Planta de tratamiento
  de efluentes liquidos     8            1,000              500   1,000                                                      2,500
Muro de contencion
  para lodos de Pb. En
  Planta Zilerel            9                                 5                                                                  5
Solucion Barren, Cadmio.
Recirculacion del agua
  utiliazada en
  granulacion de speiss
  del                      10                                55                                                                 55
Horno de espumaje -
  Fundicion de Plomo
Nuevo Sistema de lavado
  de anodos - Refineria
  de Zinc.                 11                                15                                                                 15
Manejo de Escorias -
  Nuevo Sistema (Agua
  Granul.) Escorias de
  Cu/Pb.                   12              650   2,362    2,288   1,200                                                      6,500
Depositos
Nuevos (Cochabamba)        13              200                             2,300                                             2,500
Trioxido de Arsenico
  (As(2)O(3))-Depositos
Nuevos                     14              450     550    1,000                                                              2,000
Dosague/Basura             16              400     200    1,100   1,100      700                                             3,500
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL                           2,700   3,612    4,963   3,300    3,000    3,800    2,775    38,700   44,725      107,675
-----------------------------------------------------------------------------------------------------------------------------------

LSC/mpa

[Illegible]

NOTA:
En caso de que METALOROYA devuelva dentro de dos anlos, abonara a CENTROMIN PERU S.A. US $ 7,2 Millones para su abandono lecnico.

El Gasta de 1997, en el Proyecto de ferritas estara a cargo de CENTROMIN; consistira en obras de Estabilidad Geotecnica y obras de defensa Riberena

MINISTRY OF ENERGY AND MINES



Lima, October 21, 1997
Official Letter No. 1113-97-EM/DGM




Mr. Jorge Merino Tafur
General Manager
EMPRESA METALURGICA LA OROYA S. A.
(METALOROYA S. A.)




SUBJECT:       Remittance of Environmental Administrative Stability Contract

Reference:     Request No. 1152487, dated September 19, 1997




Attached please find the Environmental Administrative Stability Contract entered into by and between the Peruvian State and Empresa Metal rgica La Oroya S. A., pursuant to Article 18 of the Regulations of Title Fifteen of the Single Revised Text of the General Mining Law, approved by Supreme Decree No. 016-93-EM.


Sincerely yours,

Jorge Diaz
Director General
Mr. Notary:

Kindly enter in your Register of Public Deeds, the Environmental Administrative Stability Contract entered into by and between the MINISTRY OF ENERGY AND MINES, ON BEHALF OF THE PERUVIAN STATE, duly represented by the Vice Minister of Mines, Mr. Juan Mendoza Marsano, identified by Voter's Registration Card No. 09179432, authorized by Ministerial Resolution No.

292-97-EM/VMM, dated July 7, 1997; as party of the first part; and EMPRESA METALURGICA LA OROYA S.A., THE TITLE-HOLDER OF THE MINING ACTIVITY, with Single Taxpayer Registration No. 33526610, a company incorporated and existing in keeping with the laws of the Republic of Peru, registered on Entry l of Filing Card No. 040367 of the Book of Corporations of the Public Mining Registry, domiciled at Av. Javier Prado Este No. 2175, San Borja, hereinafter referred to as "The Title-holder", duly represented by Mr. Jorge Merino Tafur, identified with Voter's Registration Card, No. 07341351, as per power of attorney that you Mr. Notary will kindly insert herein, as party of the second part; under the following terms and conditions:

CLAUSE ONE - BACKGROUND

1.1. The Standards for Environmental Protection established in the Code for the Environment and Natural Resources, as well as those related to the Mining-Metallurgic Activity contained in the General Mining Law and Regulations thereunder approved by Supreme Decrees No. 016-93-EM, and No. 059-93-EM, Ministerial Resolutions No. 011-96-EM/VMM and No. 315-96-EM/VMM, concordant with Decree Law No. 25763, its Regulations, Supreme Decree No. 012-93-EM and amending provisions, Supreme Decrees No. 036-93-EM and No. 058-93-EM, provide that the Ministry of Energy and Mines is in charge of the establishment of the environmental protection policy for the mining-metallurgic activity.

1.2. By means of Legislative Decree No. 674, dated September 25, 1991, the Promotion of Private Investment in companies that make up the Entrepreneurial Activity of the State, was declared to be of national concern.

1.3. By means of Supreme Resolution No. 102-92-PCM, the agreement reached by the Private Investment Promotion Commission (COPRI) approving the new Private Investment Promotion Plan referred to in Legislative Decree No. 674, was ratified.

1.4. By means of Supreme Resolution No. 016-96-PC the agreement adopted by COPRI approving the new Private Investment Promotion Plan as regards CENTROMIN PERU S.A., was ratified.

1.5. By means of COPRI's agreement made at the meeting held on April 17, 1996, the incorporation of companies based on the operating units of CENTROMIN pursuant to Article 10 of Legislative Decree No. 674, was authorized.

1.6. Within the aforementioned context, Empresa Metalurgica La Oroya S. A., also METALOROYA S.A., was incorporated based on the La Oroya Production Unit, whose shares are entirely a property of CENTROMIN and whose business purpose is the exercise of all activities that pertain to the mining-metallurgy industry.

1.7. CENTROMIN PERU S. A. will transfer to EMPRESA METALURGICA LA OROYA S.A.-METALOROYA S.A., upon the signing of a stock transfer contract between CENTROMIN PERU S. A. and DOE RUN PERU S. R. LTDA.--the Awardee of the Contract of Bidding PRI-16-97-- the operations of the ex La Oroya Production Unit. METALOROYA S. A. will assume the responsibility for the environmental matters deriving from these operations, for the mining and processing concessions that will be assigned to it.

1.8. By means of Directorial Resolution No. 017-97-EM/DGM, dated January 13, 1997, the General Mining Bureau approved the Environmental Adjustment and Management Program (PAMA) of the La Oroya Operating Unit, whose rescheduling was approved by Directorial Resolution No. 325-97-EM/DGM, dated October 6, 1997.

1.9. CENTROMIN PERU S.A. by means of Request No. 1152485, dated September 19, 1997, requested the General Mining Bureau the division of the PAMA of the La Oroya Production Unit, which was approved by means of Directorial Resolution No. 334-97-EM/DGM, dated October 16, 1997. Due to the aforesaid, The Title-holder will execute the Investment Plan and
        Schedule included in Annex No. 2 which comprises the mining and processing concessions indicated in Annex No. 1. The aforementioned Annexes, hereinafter THE PAMA, form an integral part of this contract.

1.10. By means of Request No. 1152487, dated September 19, 1997, The Title-holder, pursuant to the provisions set forth in Articles 4 and 18 of Supreme Decree No. 016-93-EM, requested the Ministry of Energy and Mines the granting of Environmental Administrative Stability with respect to THE PAMA.

1.11. THE PAMA, establishes among its objectives, actions to mitigate and prevent the environmental damage caused by the mining-metallurgic operations of the LA OROYA Metallurgic Unit, and includes a schedule for the execution of the investments regarding the measures to be carried out to mitigate the identified environmental impacts.

CLAUSE TWO - OBJECT

The object of this contract is to guarantee The Title-holder environmental administrative stability as regards the works to solve the environmental problems included in THE PAMA, so that any possible change in the standards or in the permissible maximum levels will not affect them negatively during the term of effect of this contract.

CLAUSE THREE - TERM OF EFFECT

This contract will go into effect on the date it is signed by the parties, and it must terminate within the ten-year term counted as of the approval of THE PAMA.

CLAUSE FOUR - CONTRACTUAL GUARANTIES

4.1 The maximum permissible levels are determined in Annex No. 2 of Ministerial Resolution No. 011-96-EM/VMM and Ministerial Resolution No. 315-96-EM/VMM, which are in effect at the date of the signing of this contract. These levels will not be subject to amendments during the term of effect of the contract.

4.2 It is hereby understood that the laws, legislative decrees, decree laws, supreme decrees and other legal provision referred to in this document, have been complied with in accordance with the texts existing as of the date of the approval of THE PAMA; and they will not interfere with, limit or diminish the rigths of The Title-holder to enjoy the benefits provided by prevailing legislation on the date of the approval of THE PAMA, and the contract constitutes a guarantee to this end; nor is it exempted from complying with the obligations established in the applicable legislation in effect on the date of the approval of THE PAMA on in other provisions approved afterwards provided they are not contrary to the guaranties granted by means of this contract.

CLAUSE FIVE - OBLIGATIONS OF THE TITLE-HOLDER

The Title-holder is obliged to carry out, during the term of effect of THE PAMA, an operational monitoring program, whose results must be reported to the Ministry of Energy and Mines in keeping with the Ministerial Resolutions Nos. 011-96-EM/VMM and 315-96-EM/VMM.

CLAUSE SIX- THE PAMA AND ITS TERM OF EXECUTION

6.1 The term of execution of THE PAMA is ten years, and it will end on January 13, 2006.

6.2 The Investment Plan included in THE PAMA referred to in Article 18 of Supreme Decree No. 016-93-EM, comprises in detail the works and acquisitions required for the start up of the projects.

6.3 The goals, main environmental controls, environmental mitigation works and other tasks contained in the Investment Plan of THE PAMA appear on Annex 2, which forms an integral part of this contract.

CLAUSE SEVEN - AMENDMENT OF THE PAMA

THE PAMA may be amended pursuant to the provisions set forth in Article 17 of Supreme Decree No. 016-93-EM.

CLAUSE EIGHT - TRANSFER OR ASSIGNMENT

This contract may be assigned, awarded, contributed o transferred with prior and express consent of the State. For the granting of the consent by the State, the signing of a contract and of its corresponding public deed will suffice.

CLAUSE NINE - ACTS OF GOD OR FORCE MAJEURE

Pursuant to the provisions set forth in Article 1315 of the Civil Code, if an Act of God or an event of Force Majeure would prevent compliance or would delay compliance with the obligations established in THE PAMA, such impediment or delay will not constitute non-compliance with the contract and the term of any obligation established in THE PAMA or in this document, will be extended for the time corresponding to the period or periods during which The Title-holder has been prevented from, or delayed in fulfilling its contractual obligations as a consequence of the reasons specified in this clause.

The Title-holder will give notice to the General Mining Bureau of the date the event started, supporting the facts with a report made by its environmental auditor, within five days following the event.

CLAUSE TEN - EXPENSES

All expenses related to perfecting this contract and registering it with the Public Mining Registry will be borne exclusively by The Title-holder, including a Testimony for the General Mining Bureau and a Copy for the General Bureau of Environmental Affairs.

CLAUSE ELEVEN - RESCISSION

Non-compliance with THE PAMA within the term established in numeral 6.1 of Clause Six hereof, except due to an Act of Gold or an event of Force Majeure, shall cause the rescission of this contract.

CLAUSE TWELVE - DOMICILE

For the purposes of this contract and for any judicial or extra-judicial notices addressed to him, the Title-holder hereby establishes as its domicile that which appears in the introduction of this document. Any change will be informed to the General Mining Bureau by means of a Notarial Letter.

Mr. Notary, kindly add the clauses required by Law and send the corresponding reports to the Public Mining Registry for their registration.

Both parties sign three copies of this contract, to signal their express acceptance of its content and of the terms and conditions of this document, on October 17, 1997.

THE STATE
Mr. Juan Mendoza M.
Vice Minister of Mines

THE TITLE-HOLDER
ANNEX 1

METALOROYA S. A.

MINING CONCESSIONS
---------------------------------------------------------------------
                         Registration with the Public Mining Registry
---------------------------------------------------------------------
        Name                          Filing Card No.      Entry No.
---------------------------------  ---------------------  -----------
La Oroya - 1                             11030                01
---------------------------------  ---------------------  -----------
La Oroya - 2                             11031                01
---------------------------------  ---------------------  -----------
La Oroya - 3                             11032                01
---------------------------------  ---------------------  -----------
La Oroya - 4                             11033                01
---------------------------------  ---------------------  -----------
La Oroya - 5                             11034                01
---------------------------------  ---------------------  -----------
La Oroya -                               12333                01
---------------------------------  ---------------------  -----------
Cerro de Pasco Seis                      11090                01
---------------------------------  ---------------------  -----------

                         PROCESSING CONCESSIONS

---------------------------------------------------------------------
                        Registration with the Public Mining Registry
---------------------------------------------------------------------
             Name                    Filing Card No.       Entry No.
---------------------------------  ---------------------  -----------
  Complejo Metalurgico La Oroya
---------------------------------  ---------------------  -----------
      Refinery 1 (Smelter)               011135               001
---------------------------------  ---------------------  -----------
          Refinery 2
     (Cu and Pb Refinery)
---------------------------------  ---------------------  -----------

                                                      ANNEX 2

                                                  SCHEDULE NO. 1

                                                 INVESTMENT PLAN

                                   COMPLEJO METALURGICO DE LA OROYA (METALOROYA)

------------------------   -----------------------------------------   ------------------------------------------------------------
        PROJECT                          GOALS                                MAIN ENVIRONMENTAL CONTROLS/MITIGATION WORK
------------------------   -----------------------------------------   ------------------------------------------------------------
New Sulfuric Acid Plants   To set the level of the So2 for emissions   2 Sulfuric Acid Plants will be installed.
                           resulting from metallurgic operations and   1 Acid Plant at the Cu smelter: 235,000 T/year.
                           reach the maximum permissible levels        1 Acid Plant at the Pb smelter/Zn circuit: 270,000 T/year.
                                                                       Mitigation results:
                                                                       To set, as a minimum, 83% of the generated SO2.
                                                                       For the entry of 515 T/day (188,261 T/year) of sulfur,
                                                                       110 T/day of SO2 will be emitted into the environment.
                                                                       As regards the quality of air, daily SO2 concentration
                                                                       shall be below 572 ug/m3 and the emission of particles
                                                                       below 100 mg/m3, in compliance with Ministerial
                                                                       Resolution No. 315-96-EM/VMM
------------------------   -----------------------------------------   ------------------------------------------------------------
Bittern Water Treatment    To treat acid ferrous solutions             Predilution Process, ionic exchange/electrowinning
Plant of the Copper        discharged into the Yauli river and obtain  (SX-EW), neutralization.
Refinery                   a neutralized solution than can be recycled
                           and/or discard, prior the recovery of
                           nickel, and, purify the Raff solution to
                           obtain a final effluent with impurity
                           content below the maximum permissible
                           limits established by the Ministry Energy
                           and Mines.
------------------------   -----------------------------------------   ------------------------------------------------------------


                                                              -7-

------------------------   -----------------------------------------   ------------------------------------------------------------
Containment Wall for       To install a concrete wall to store         To recover acid solutions and recirculate them to the acid
lead sludges at the        the lead sludges discharged from            leaching circuit of the hydro-metallurgy unit.
Zileret Plant, Zinc        the hydro-metallurgy unit of the
Division (*)               Zileret Plant.
------------------------   -----------------------------------------   ------------------------------------------------------------
Treatment Plant of         To obtain an effluent to the Mantaro        To implement an effluent treatment plant, with a treatment
industrial liquid          river with polluting contents as per        capacity of 9 m3/min., and a neutralization process and
effluents from the La      the maximum permissible levels              precipitation with flocculant. Ministerial Resolution
Oroya smelter and the      (Ministerial Resolution No.                 No.011-96-EM/VMM.
refinery.                  011-96-EM/VMM) for the mining-metallurgy
                           activity.
------------------------   -----------------------------------------   ------------------------------------------------------------
Recirculation of water     To eliminate the contamination of the       To use the speiss granulation water in a short circuit.
used in the granulation    Mantaro river, by contaminating
of speiss in the furnace-  elements and solids in suspension in
Lead Smelter               the water used for the granulation of
                           speiss.
------------------------   -----------------------------------------   ------------------------------------------------------------
New system for the         To eliminate the contamination of the       To optimize the consumption of water by the automation
washing of anodes -        Mantaro River.                              of the anode washing. The residual volume will be
Zinc Refinery                                                          treated at the treatment plant for industrial liquid
                                                                       effluents.
------------------------   -----------------------------------------   ------------------------------------------------------------
Handling and disposal of   To eliminate the contamination of the       2 rotary dewatering IBA type systems will be installed,
copper and lead slag.      Mantaro river by pollutants and solids      new granulation systems, and the recirculation of
                           in suspension in the water used for the     granulation water and transport. With the aforesaid the
                           granulation of copper and lead slag.        discharge of the granulation water will be eliminated
                                                                       and the loss of slag into the Mantaro river will be
                                                                       avoided.
------------------------   -----------------------------------------   ------------------------------------------------------------
New Copper and Lead slag   To prepare a new deposit, 9 Km. from        To minimize the contamination of the Mantaro River, as per
deposit (Cochabamba)       La Oroya towards Huancayo, on the left      prevailing environmental standards.
                           margin of the Mantaro River
------------------------   -----------------------------------------   ------------------------------------------------------------
New Arsenic Trioxide       To construct a new deposit with             The lining of the bottom of the deposits, a composed
Deposit                    advanced technology adjusted to             cover and a detection and monitoring system for the
                           environmental control standards.            leaching, designed to control the emission of pollutants
                                                                       into the environment and the potential exposure for the
                                                                       people. The quality of environmental air  and of the water that runs into the Mantaro river will be in keeping with
                                                                       the maximum permissible levels established by the Ministry of Energy and Mines
------------------------   -----------------------------------------   ------------------------------------------------------------
Treatment of Sewage        Execution of works, acquisition and         Installation of two sewage water treatment plant, one in
Water and Garbage          installation of equipment for the           Chulec and the other one in Sudete, to obtain an effluent
Disposal in La Oroya.      treatment of sewage water and disposal      with only 30 ppm of DBO and 40 ppm of suspended solids.
                           of garbage originated from the housing      To have a final disposal plant using sanitary filling
                           areas of CENTROMIN PERU S.A.                techniques, eliminating the contamination to the
                                                                       Mantaro River.
------------------------   -----------------------------------------   ------------------------------------------------------------
Note


(*) Investments considered for operating continuity and process improvement, started by CENTROMIN PERU S.A. will be continued by METALOROYA S. A.

                                                                  ANNEX 2

                                                              SCHEDULE NO. 2

                                  SCHEDULE FOR THE ENVIRONMENTAL ADJUSTMENT AND MANAGEMENT PROGRAM (PAMA)

                                            COMPLEJO METALURGICO DE LA OROYA - METALOROYA S. A.


Projects                                   Project
                                             No.       1997   1998   1999   2000   2001   2002   2003   2004   2005   2006   Total
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
COPPER CIRCUIT:
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
New Sulfuric Acid Plant                       1                                                 3,800   2,775 16,200 18,425  41,200
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
LEAD CIRCUIT
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
New Sulfuric Acid Plant                       1                                                                      22,500  22,500
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
ZINC CIRCUIT:
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
New Sulfuric Acid Plant                       1                                                                      26,300  26,300
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
INDUSTRIAL LIQUID EFFLUENTS
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Bittern Water Treatment Plant-Cu Refinery     5                        500                                                      500
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Liquid Effluent Treatment Plant               8               1,000           500  1,000                                      2,500
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Containment Wall for Pb Sludges-
  Zileret Plant (*)                           9                                 5                                                 5
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Barren Solution, Cadmium
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Recirculation of water used in the
  granulation of speiss of the Furnace-
  Lead Refinery                              10                                55                                                55
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
New Anode Washing System-Zinc Refinery       11                                15                                                15
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Slag Handling-New Cu/Pb Slag System
  (Granulation water)                        12                 650  2,362  2,288  1,200                                      6,500
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
New deposits (Cochabamba)                    13                 200                       2,300                               2,500
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Arsenic Trioxide (As2O3)- New Deposits       14                 450    550  1,000                                             2,000
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Sewage water/Garbage                         16                 400    200  1,100  1,100    700                               3,500
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
Total                                                         2,700  3,612  4,963  3,300  3,000  3,800  2,775 38,700 44,725 107,575
-----------------------------------------  -------    ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ --------
 (*) NOTE:


In the event that METALOROYA S. A. returns it within two years, it shall pay CENTROMIN PERU S.A., US$7.2 million for its technical abandonment.

1997 Expense, in the Ferrite Project will be on the account of CENTROMIN, comprising Geotechnical Stability works and Riverbank Defense works.

                                         -9-